UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        October 7, 2002
                                                --------------------------------

                      National Residential Properties, Inc.
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             (Exact name of registrant as specified in its charter)

            Nevada                  0-27159                  65-0439467
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(State or other jurisdiction     (Commission                 (IRS Employer
     of incorporation)           File Number)                Identification No.)

      6915 Red Road, Suite #222, Coral Gables, Florida                  33143
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         (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code         (305) 666-6565
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          (Former name or former address, if changed since last report)



Item 2.  Acquisition or Disposition of Assets

         Pursuant to a Contract for Sale and Purchase (the "Agreement") by and between Shamrock at the Gables LLC ("Shamrock"), a Florida limited liability corporation, and Conquistador Plaza, Inc. ("Conquistador"), a Florida corporation and a wholly owned subsidiary of National Residential Properties, Inc. (the "Company"), a Nevada corporation, on October 7, 2002 Conquistador sold and transferred title to that real property commonly known as 2250-2280 SW 32 Avenue, Miami Florida 33145 (the "Conquistador Plaza Property"). Pursuant to the Agreement, Conquistador also sold Shamrock plans and specifications for a 60-unit apartment building to be built on the Conquistador Plaza Property, all rights, title and interest in and to a General Contractor Agreement with Encore Services, Inc., an agreement with Fidias Flaquer and all permits covering the ongoing construction of an apartment building on the Conquistador Plaza Property (collectively, the "Conquistador Plaza Development").

         The consideration paid by Shamrock to Conquistador for the purchase of the Conquistador Plaza Development was $3.5 million (the "Purchase Price"). The Purchase Price for the Conquistador Plaza Development was determined through arms-length negotiations. The Company did not have any previous relationship with Shamrock. Shamrock paid the Purchase Price by delivering to Conquistador an initial deposit of $100,000, an additional deposit of $100,000 and the balance of $3.3 million. A portion of the Purchase Price is currently being held in escrow. Of the escrowed portion of the Purchase Price, $45,949 will be released on October 25, 2002 and $25,000 is expected to be released within one week from the filing of this current report.

Item 7.  Financial Statements and Exhibits

Exhibit
 Number                           Description
 ------                           -----------
  2.1       Contract for Sale and Purchase by and between Conquistador
            Plaza, Inc. and Shamrock at the Gables LLC, prepared June 24, 2002.
  2.2 Statutory Warranty Deed by Conquistador Plaza, Inc. in favor of Shamrock at the Gables LLC made October 2, 2002.

                                   SIGNATURES
       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                          National Residential Properties, Inc.
                                          -------------------------------------
                                                       (Registrant)
 Date       October 21, 2002              /s/ RICHARD ASTROM
     --------------------------------     -------------------------------------
                                              Richard Astrom
                                              (Chief Executive Officer)

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                                  EXHIBIT INDEX


   Exhibit                         Description                            Page
    Number                         -----------                           Number
    ------                                                               ------

      2.1       Contract for Sale and Purchase by and between
                Conquistador Plaza, Inc. and Shamrock at the Gables
                LLC, prepared June 24, 2002.                                 3

      2.2       Statutory Warranty Deed by Conquistador Plaza, Inc. in
                favor of Shamrock at the Gables LLC made October 2,          9
                2002.

                                       2